INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Abstract]
INCOME TAXES
15.	INCOME TAXES

Cayman Islands

The Company is a tax-exempt entity incorporated in the Cayman Islands.

British Virgin Islands

BJ-BCIT and BJ-WITT are tax-exempt entities incorporated in the British Virgin Islands.

PRC

The Group's PRC subsidiaries and VIE and VIE's subsidiaries are generally subject to an enterprise income tax at 25% tax rate pursuant to the Enterprise Income Tax Law (the "EIT" Law).

Under the EIT Law, the Group's PRC entities qualifed as "high and new technology enterprise" ("the HNTE") are entitled to a tax rate of 15%. CMR Web, Hongcheng Liye, Hongcheng Education, Zhongnongda Network, Beiyuda, Gotop Hongcheng, and Dongcai obtained the HNTE status in 2008, and renewed the HNTE status for additional three years in 2011. Hongcheng Technology and Chongda obtained the HNTE status in 2009 and 2010, respectively. Hongcheng Technology renewed the HNTE status for additional three years in 2012. Qualifying entities can apply to renew for an additional three years provided their business operations continue to qualify for the HNTE status. The Group believes it is highly likely that its qualifying entities will continue to obtain the renewal in the future.

As HNTEs located in Beijing, Hongcheng Education and Gotop Hongcheng were entitled to a three-year exemption from EIT, followed by a preferential tax rate of 7.5% of the applicable tax rate in the next three years. Hongcheng Education was entitled to the reduced tax rate of 7.5% for the years 2009 and 2010. Gotop Hongcheng was entitled to the reduced tax rate of 7.5% for the years 2009, 2010 and 2011.

Beiyuda obtained the preferential tax rate approval from local tax Bureau and was entitled to the tax-exemption in 2009, followed by a reduced tax rate of 7.5% for 2010 to 2012.

One of the Group's subsidiaries, Chongda, which qualified as a "software enterprise" under the EIT law was entitled to a preferential tax rate of 12.5% for 2009 and 2010.

The preferential tax rates, which were used to calculate the tax provision based on the Group's interpretation of the EIT Law, are presented in the following table.

PRC entities	2010	2011	2012	2013	2014

CMR Web	15.0%	15.0%	15.0%	15.0%	15.0%
Hongcheng Liye	15.0%	15.0%	15.0%	15.0%	15.0%
Hongcheng Education	7.5%	15.0%	15.0%	15.0%	15.0%
ZhongNongda Network	15.0%	15.0%	15.0%	15.0%	15.0%
Beiyuda	7.5%	7.5%	7.5%	15.0%	15.0%
Gotop Hongcheng	7.5%	7.5%	15.0%	15.0%	15.0%
Hongcheng Technology	15.0%	15.0%	15.0%	15.0%	15.0%
Dongcai	15.0%	15.0%	15.0%	15.0%	15.0%
Chongda	12.5%	15.0%	15.0%	15.0%	15.0%

The current and deferred components of the income tax expense appearing in the consolidated statements of operation were as follows:

	For the years ended December 31,
	2010	2011	2012
	RMB	RMB	RMB

Current tax	17,933	23,078	19,939
Deferred tax provision (benefit)	(4,600)	(6,034)	6,488

	13,333	17,044	26,427

The principal components of the Group's deferred income tax assets and liabilities were as follows:

	As of December 31,
	2011	2012
	RMB	RMB

Current deferred tax assets
Deferred revenues	11,517	11,685

Total current deferred tax assets	11,517	11,685
Less: valuation allowance on deferred tax assets	(5,820)	(2,114)

Total net current deferred tax assets	5,697	9,571

Non-current deferred tax assets
Property and equipment	658	339
Deferred revenues	1,227	1,137
Net operating loss carry forwards	14,203	11,753

Total non-current deferred tax assets	16,088	13,229
Less: valuation allowance on deferred tax assets	(7,871)	(11,144)

Total net non-current deferred tax assets	8,217	2,085

Non-current deferred tax liabilities
Property and equipment	70	64
Acquired intangible assets	9,173	7,117
Amount due from related party-non current	-	6,292

Total deferred tax liabilities	9,243	13,473

The Group operates through multiple PRC entities and the valuation allowances are considered separately for each PRC entity, as losses and deferred taxes from one PRC entity cannot be utilized by another entity.

The Group has net operating loss carryforwards of RMB48,878 from its PRC entities for the year ended December 31, 2012 that will expire on various dates between December 31, 2013 and December 31, 2017.

As of December 31, 2012, a valuation allowance of RMB13,258 was provided against deferred tax assets including those related to deferred revenue and net operating loss carryforwards of certain of the Group's PRC entities due to the Group's determination that it is more likely than not that the deferred tax assets related to such entities will not be realized. Adjustments will be made to the valuation allowance if events occur in the future that indicate changes in the amount of deferred tax assets that may be realized.

Reconciliation between total income tax expense and the amount computed by applying the statutory income tax rate to income before income taxes was as follows:

	For the years ended December 31,
	2010	2011	2012
	%	%	%

Statutory rate	25	25	25
Tax holiday and exemptions	(10)	(18)	(14)
Effect on tax rates in different tax jurisdiction	3	5	3
Expenses non-deductible for tax purposes	-	-	7
Changes in valuation allowance	2	8	-
Increase (decrease) in unrecognized tax benefit	(5)	3	3

Effective tax rates	15	23	24

If the tax exemption granted to the Group had not been available, provisions for income tax expense would have increased by RMB9,257, RMB10,418 and RMB15,829 for the years ended December 31, 2010, 2011 and 2012, respectively. The basic net income per share attributable to ChinaEdu Corporation would have been decreased by RMB0.19, RMB0.21 and RMB0.33 for the years ended December 31, 2010, 2011 and 2012, respectively. And the diluted net income per share attributable to ChinaEdu Corporation would have been decreased by RMB0.18, RMB0.20 and RMB0.31 for the years ended December 31, 2010, 2011 and 2012, respectively.

The Group's unrecognized tax benefit mainly relates to interest income accrued for intercompany balances and rental income from certain entities within the Group.

A reconciliation of the beginning and ending amount of unrecognized tax benefit was as follows:

RMB

Balance at January 1, 2011	3,691
Additions based on tax positions related to the current year	2,062
Other - interest and penalty	336

Balance at December 31, 2011	6,089
Additions based on tax positions related to the current year	2,221
Other - interest and penalty	485

Balance at December 31, 2012	8,795

One subsidiary of the Group has completed the tax de-registration procedure in 2010, and RMB5,473 unrecognized tax benefit of this subsidiary was reversed in 2010.

The Group recognizes interest and penalty accrued related to unrecognized tax benefits in income tax expenses.

The Group does not anticipate any significant change on its uncertain tax position within 12 months of December 31, 2012.

Uncertainties exist with respect to how the current income tax law in the PRC applies to the Group's overall operations, and more specifically, with regard to tax residency status. The EIT Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for Chinese Income tax purposes if the place of effective management or control is within the PRC. The implementation rules to the EIT Law provide that non-resident legal entities will be considered PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting and properties occurs within the PRC. On April 22, 2009, the State Administration of Taxation (the ''SAT'') issued the Notice Regarding the Determination of Chinese-Controlled Offshore Incorporated Enterprises as PRC Tax Resident Enterprises on the Basis of De Facto Management Bodies, or Circular 82, which provides certain specific criteria for determining whether the ''de facto management body'' of a Chinese-controlled offshore-incorporated enterprise is located in China. In addition, on August 3, 2011, the SAT issued a bulletin to make clarification in the areas of resident status determination, post-determination administration, as well as competent tax authorities. The Group does not believe that the legal entities organized outside of the PRC within the Group should be treated as residents for EIT law purposes. However, if the PRC tax authorities subsequently determine that the Company and its subsidiaries registered outside the PRC should be deemed resident enterprises, the Company and its subsidiaries registered outside the PRC will be subject to the PRC income taxes, at a rate of 25%.

If any entity within the Group that is outside the PRC were to be a non-resident for PRC tax purposes, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax at a rate of 10%, subject to reduction by an applicable tax treaty with the PRC.

As of December 31, 2012, the Company's subsidiaries located in the PRC recorded aggregate accumulated earning of approximately RMB117,703. Since the Group has decided to reinvest those profits for future development, no provision has been made for the Chinese dividend withholding taxes that would be payable upon the distribution of those amounts to the Group. Accordingly, no deferred tax liability has been accrued for the Chinese dividend withholding taxes that would be payable upon the distribution of those amounts to the Group as of December 31, 2012.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100 (equivalent of US$15) is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. The relevant tax authorities of the Group's subsidiaries have not conducted a tax examination on the PRC entities. In accordance with relevant PRC tax administration laws, tax years from 2008 to 2012 of the Group's PRC subsidiaries, the VIE and VIE's subsidiaries remain subject to tax audits as of December 31, 2012, at the tax authorities' discretion.

Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of carrying amount over tax basis, including those differences attributable to a more than 50% interest in a domestic subsidiary. The Group has not recorded any such deferred tax liability attributable to the financial interest in its VIE because the VIE was in an accumulated loss position as of December 31, 2012.